Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Reports Strong Q3/24 Results

•
Total Sales Grew 20% Year-over-Year: 29% Canadian Cannabis Net Sales Growth; 20% Fresh Produce Sales Growth; 111% International Medicinal Cannabis Sales Growth
•
Canadian Cannabis Remained #2 by Market Share and was Fastest Growing LP over Last Year; 22% Year-over-Year Retail Branded Sales Growth
•
Commenced Cultivation in Netherlands; Company’s First International Recreational Market
•
Canadian Cannabis Delivered Positive Adjusted EBITDA, Operating Cash Flow and Net Income
•
Fresh Produce Delivered Positive Adjusted EBITDA and Net Income

Vancouver, BC and Orlando, FL, November 7, 2024 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today reported its financial results for the third quarter ended September 30, 2024. All figures are in U.S. dollars unless otherwise indicated.

Management Commentary

“Strong performance in our Fresh Produce business, continued growth in Canadian Cannabis and a doubling of International Medicinal Cannabis Sales drove 20% year-over-year growth in consolidated sales, with both positive Adjusted EBITDA and cash flow from operations during the third quarter,” said Michael DeGiglio, President and Chief Executive Officer, Village Farms International.

“Our Canadian Cannabis business continues to deliver strong growth with leading market share as we realized revenue growth in all sales channels and positive EBITDA and operating cash flow. We were once again the fastest growing producer in Canada over the last year in terms of market share and, for the first time ever, were number one in Quebec, making us the top producer in Canada’s two most populus provinces. Out-of-stocks in some cultivars after a strong first half impacted sales growth in the quarter, and non-brand-spec sales that converted inventory to cash impacted gross margin. Gross margin, excluding non-brand-spec sales returned to our target range of 30 to 40%.”

“We are also increasingly benefitting from our international cannabis focus. Exports from Canada increased 111% from the third quarter last year, with continued increases in sales to our German, Australian, and UK partners. Our EU-GMP certification was also recently renewed, and we are optimistic heading into next year about our opportunities to expand our international business with additional markets and customer wins. In the Netherlands, we received final approval to commence cultivation, are in production now, and remain on target to begin sales to participating jurisdictions in the first quarter of 2025.”

“Fresh Produce delivered positive adjusted EBITDA on solid sales growth, demonstrating our expected recovery from the softer pricing we experienced during the second quarter. We are continuing to drive this business toward sustained profitability as we benefit from ongoing yield and cost improvement initiatives.”

“As we close out fiscal year 2024, we are focused on driving more profitable sales in Canadian Cannabis, prioritizing profitable growth as we manage inventory levels with evolving supply dynamics and increasing international demand. We are looking forward to more exciting catalysts for our business in fiscal year 2025, with continued international expansion and contributions from sales in the Netherlands. We believe our Netherlands business has the potential to become a strong contributor of profitability and cash flow generation, driven by more favorable pricing and taxes in the Dutch market compared to Canada.”

Third Quarter Financial Highlights

(All comparable periods are for the third quarter of 2023 unless otherwise stated)

Consolidated

•
Consolidated sales increased 20% to $83.4 million from $69.5 million;
•
Consolidated net loss was ($0.8 million), or ($0.01) per share, compared with ($1.3 million), or ($0.01) per share;
•
Consolidated adjusted EBITDA (a non-GAAP measure) increased 63% to $5.3 million from $3.2 million; and,
•
Consolidated cash flow from operations was $4.3 million compared with $12.1 million.

Canadian Cannabis

•
Net sales increased 27% to $36.5 million (C$49.8 million) from $28.8 million (C$38.7 million);
•
Retail branded sales increased 22%, international medicinal sales increased 111%, non-branded (wholesale) sales increased 68% (in Canadian dollars);
•
Gross margin was 26% compared with 35%; (in Canadian dollars). This quarter’s gross margin was reduced by sales of non-branded spec inventory in the non-branded channel. Excluding the non-branded spec inventory sales, gross margin was 31% (in Canadian dollars);
•
Net income was $1.2 million (C$1.6 million) compared with $2.9 million (C$3.8 million);
•
Adjusted EBITDA was $4.8 million (C$6.5 million) compared with $4.6 million (C$6.2 million); and,
•
Cash flow from operations was $4.5 million (C$6.1 million) compared with $4.8 million (C$6.8 million).

U.S. Cannabis (Balanced Health Botanicals)

•
Net sales were $3.9 million compared with $5.0 million;
•
Gross margin was 63% compared with 64%;
•
Net loss was ($0.2 million) compared with net income of $0.1 million;
•
Adjusted EBITDA was ($0.2 million) compared with $0.2 million.

Village Farms Fresh (Produce)

•
Sales increased 20% to $42.8 million from $35.7 million;
•
Net income was $0.4 million compared with a net loss of ($1.0 million); and,
•
Adjusted EBITDA was $2.3 million compared with $0.8 million.

Strategic Growth and Operational Highlights

Canadian Cannabis

•
Was the fastest growing producer year-over year by market share1;
•
Further expanded its number one national market share position in dried flower1;
•
Continued to hold the number two producer position in Canada1;
•
Continued to hold the number two national market share position in the pre-roll category1;
•
Achieved the number one market share in Quebec2; maintained the number one market share in Ontario1;
•
Super Toast remained the third fastest growing brand nationally in Q3 20241; and,
•
Launched Neon Lambo cultivar to strong reception in Q4 2024; new category launches planned through the remainder of Q4 2024 and Q1 2025.

1. For the third quarter of 2024. Based on estimated retail sales from HiFyre, other third parties and provincial boards.

2. Based on estimated retail sales from HiFyre, other third parties and provincial boards.

International Cannabis

•
Saw year-over-year increases in international medicinal sales to each of Australia, Germany and the United Kingdom for Q3 and year-to-date 2024 (reported within Canadian Cannabis)
•
Currently hold the #1 and #3 cultivars in the German market through a supply agreement1

•
Acquired the remaining equity ownership interest in Leli Holland, which holds one of 10 licenses to participate in the Netherlands recreational cannabis program, to increase its ownership to 100 percent from 85 percent.
•
Completed build out of the Company’s first indoor cultivation facility in Drachten, Netherlands. The Drachten facility has five flower rooms and additional space for drying, manufacturing, and packaging of finished goods.
•
Began cultivating in the Drachten facility October 2024. The Company continues to expect sales to participating jurisdictions to begin during the first quarter of 2025.

1. Based on estimates from Flowzz.

U.S. Cannabis

•
The Company was one of 25 participants, and the only operator, selected to participate in the Drug Enforcement Administration’s (DEA) upcoming Administrative Law Judge (ALJ) hearing regarding the proposed rescheduling of marijuana in the United States from a Schedule I to a Schedule III drug under the Controlled Substances Act, which is currently expected to take place sometime in January or February 2025.
•
The proliferation of unregulated hemp-derived products in the U.S. market, continues to challenge market share for the CBD industry and is causing certain states to impose significant restrictions on intoxicating hemp derived products; and,
•
The Company’s application for a Texas medicinal marijuana license remains pending review by the Department of Public Services. If awarded, the Company plans to work with its listing authority to structure an acceptable ownership structure.

VF Fresh (Produce)

•
Continued to benefit from implementing new cultivation technologies, including artificial intelligence, to drive further operational improvements; and,
•
The Company has an ongoing sale process for its Monahans (Permian Basin, Texas) greenhouse facility. It is also evaluating other uses for the site and facility, some of which are outside its historical produce business.

Village Farms Clean Energy

•
In April 2024, the Delta, British Columbia Renewable Natural Gas Project began operations, which immediately began contributing incremental net income to the Company.
•
During the third quarter of 2024, Village Farms Clean Energy produced net income of $0.3 million through royalty payments received from its clean energy partner.

Canadian Cannabis Performance Summary

(millions except % metrics)	Three Months Ended September 30,
	2024		2023
	CAD $	USD $	CAD $	USD $	Change of C $
Total Net Sales	$49.8	$36.5	$38.7	$28.8	29%
Total Cost of Sales	$36.7	$26.9	$25.3	$18.9	45%
Gross Profit	$13.1	$9.6	$13.4	$9.9	-2%
Gross Margin %	26%	26%	35%	35%	-24%
SG&A	$10.9	$8.0	$10.2	$7.6	7%
Net income	$1.6	$1.2	$3.8	$2.9	-58%
Adjusted EBITDA (1)	$6.5	$4.8	$6.2	$4.6	5%
Adjusted EBITDA Margin (1)	13%	13%	16%	16%	-19%
Cash flow from Operations	$6.1	$4.5	$6.8	$4.8	-10%

(millions except % metrics)	Nine Months Ended September 30,

	2024		2023
	CAD $	USD $	CAD $	USD $	Change of C $
Total Net Sales	$156.0	$114.7	$110.4	$82.0	41%
Total Cost of Sales	$115.4	$84.8	$71.1	$52.9	62%
Gross Profit	$40.6	$29.9	$39.2	$29.1	4%
Gross Margin %	26%	26%	36%	36%	-27%
SG&A	$33.3	$24.4	$30.0	$22.3	11%
Net income	$4.6	$3.4	$5.3	$3.9	-13%
Adjusted EBITDA (1)	$18.6	$13.6	$17.9	$13.3	4%
Adjusted EBITDA Margin (1)	12%	12%	16%	16%	-26%
Cash flow from Operations	$19.4	$14.3	$16.7	$12.4	16%

1 Adjusted EBITDA is not a recognized earnings measure and does not have a standard meaning prescribed by GAAP.

Canadian Cannabis’ Composition of Sales by Channel

(millions except % metrics)	Three Months Ended September 30,
	2024		2023
	CAD $	USD $	CAD $	USD $	Change of C $
Retail Branded Sales	$61.3	$44.9	$50.3	$37.4	22%
Non-Branded Sales	$10.1	$7.4	$6.0	$4.5	68%
International Sales	$1.9	$1.4	$0.9	$0.7	111%
Other	$0.6	$0.4	$0.8	$0.6	-25%
Less: Excise Taxes	($24.1)	($17.7)	($19.3)	($14.4)	25%
Net Sales	$49.8	$36.5	$38.7	$28.8	29%

(millions except % metrics)	Nine Months Ended September 30,
	2024		2023
	CAD $	USD $	CAD $	USD $	Change of C $
Retail Branded Sales	$195.9	$144.0	$146.3	$108.7	34%
Non-Branded Sales	$30.1	$22.1	$13.1	$9.7	130%
International Sales	$6.0	$4.4	$5.1	$3.8	18%
Other	$1.8	$1.3	$2.0	$1.5	-10%
Less: Excise Taxes	($77.7)	($57.1)	($56.1)	($41.7)	39%
Net Sales	$156.0	$114.7	$110.4	$82.0	41%

Presentation of Financial Results

The Company’s financial statements for the three and nine months ended September 30, 2024, as well as the comparative periods for 2023, have been prepared and presented under United States Generally Accepted Accounting Principals (“GAAP”).

RESULTS OF OPERATIONS

(In thousands of U.S. dollars, except per share amounts, and unless otherwise noted)

Consolidated Financial Performance

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Sales	$83,368	$69,510	$253,627	$211,378
Cost of sales	(67,660)	(54,889)	(213,158)	(172,958)
Gross profit	15,708	14,621	40,469	38,420
Selling, general and administrative expenses	(16,540)	(15,822)	(52,593)	(49,980)
Interest expense	(784)	(988)	(2,606)	(3,532)
Interest income	229	262	757	741
Foreign exchange gain (loss)	352	(971)	(929)	(302)
Other income (loss)	379	(19)	528	5,613
Goodwill and intangible asset impairments (1)	—	—	(11,939)	—
Loss before taxes	(656)	(2,917)	(26,313)	(9,040)
(Provision for) recovery of income taxes	(94)	1,664	(674)	(269)
Loss including non-controlling interests	(750)	(1,253)	(26,987)	(9,309)
Less: net income attributable to non-controlling interests, net of tax	(70)	(46)	(234)	(6)
Net loss attributable to Village Farms International Inc. shareholders	$(820)	$(1,299)	$(27,221)	$(9,315)
Adjusted EBITDA (2)	$5,302	$3,248	$5,334	$8,243
Basic loss per share	$(0.01)	$(0.01)	$(0.25)	$(0.09)
Diluted loss per share	$(0.01)	$(0.01)	$(0.25)	$(0.09)

(1)
Reflects impairment to goodwill and intangibles of $11,939 in U.S. Cannabis that was based on recent historical performance, near-term forecasts, and the state of the CBD industry in the United States. See “Critical Accounting Estimates and Judgments” below for more information.
(2)
Adjusted EBITDA is not a recognized earnings measure and does not have a standardized meaning prescribed by GAAP. Therefore, Adjusted EBITDA may not be comparable to similar measures presented by other issuers. Management believes that Adjusted EBITDA is a useful supplemental measure in evaluating the performance of the Company because it excludes non-recurring and other items that do not reflect our business performance. Adjusted EBITDA includes the Company’s 70% interest in Rose LifeScience through March 31, 2024, 80% interest in Rose LifeScience beginning on April 1, 2024, 85% interest in Leli through September 22, 2024, and our 100% interest in Leli beginning on September 23, 2024.

We caution that our results of operations for the three and nine months ended September 30, 2024, and 2023 may not be indicative of our future performance.

SEGMENTED RESULTS OF OPERATIONS

(In thousands of U.S. dollars, except per share amounts, and unless otherwise noted)

	For The Three Months Ended September 30, 2024
	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Sales	$42,770	$36,463	$3,943	$192	$—	$83,368
Cost of sales	(39,289)	(26,864)	(1,443)	(64)	—	(67,660)
Selling, general and administrative expenses	(2,690)	(7,983)	(2,692)	(1)	(3,174)	(16,540)
Other expense, net	(388)	(16)	—	170	410	176
Operating income (loss)	403	1,600	(192)	297	(2,764)	(656)
(Provision for) recovery of income taxes	(27)	(308)	—	—	241	(94)
Income (loss) from consolidated entities	376	1,292	(192)	297	(2,523)	(750)
Less: net (income) loss attributable to non-controlling interests, net of tax	—	(124)	—	—	54	(70)
Net income (loss)	$376	$1,168	$(192)	$297	$(2,469)	$(820)
Adjusted EBITDA (2)	$2,331	$4,752	$(159)	$313	$(1,935)	$5,302
Basic income (loss) per share	$0.00	$0.01	$(0.00)	$0.00	$(0.02)	$(0.01)
Diluted income (loss) per share	$0.00	$0.01	$(0.00)	$0.00	$(0.02)	$(0.01)

	For The Three Months Ended September 30, 2023
	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Sales	$35,712	$28,810	$4,988	$—	$—	$69,510
Cost of sales	(34,220)	(18,866)	(1,803)	—	—	(54,889)
Selling, general and administrative expenses	(2,066)	(7,598)	(3,095)	—	(3,063)	(15,822)
Other expense, net	(598)	(428)	(11)	(58)	(621)	(1,716)
Operating (loss) income	(1,172)	1,918	79	(58)	(3,684)	(2,917)
Recovery of income taxes	221	1,034	—	—	409	1,664
(Loss) income from consolidated entities	(951)	2,952	79	(58)	(3,275)	(1,253)
Less: net (income) loss attributable to non-controlling interests, net of tax	—	(89)	—	—	43	(46)
Net (loss) income	$(951)	$2,863	$79	$(58)	$(3,232)	$(1,299)
Adjusted EBITDA (2)	$774	$4,585	$221	$(57)	$(2,275)	$3,248
Basic (loss) income per share	$(0.01)	$0.03	$0.00	$(0.00)	$(0.03)	$(0.01)
Diluted (loss) income per share	$(0.01)	$0.03	$0.00	$(0.00)	$(0.03)	$(0.01)

	For The Nine Months Ended September 30, 2024
	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Sales	$125,883	$114,654	$12,777	$313	$—	$253,627
Cost of sales	(123,256)	(84,842)	(4,953)	(107)	—	(213,158)
Selling, general and administrative expenses	(8,996)	(24,436)	(9,058)	(38)	(10,065)	(52,593)
Other expense (loss)	(1,418)	(687)	—	170	(315)	(2,250)
Goodwill and intangible asset impairments (1)	—	—	(11,939)	—	—	(11,939)
Operating (loss) income	(7,787)	4,689	(13,173)	338	(10,380)	(26,313)
(Provision for) recovery of income taxes	(23)	(896)	—	—	245	(674)
(Loss) income from consolidated entities	(7,810)	3,793	(13,173)	338	(10,135)	(26,987)
Less: net (income) loss attributable to non-controlling interests, net of tax	—	(394)	—	—	160	(234)
Net (loss) income	$(7,810)	$3,399	$(13,173)	$338	$(9,975)	$(27,221)
Adjusted EBITDA (2)	$(1,991)	$13,643	$(1,014)	$354	$(5,658)	$5,334
Basic (loss) income per share	$(0.07)	$0.03	$(0.12)	$0.00	$(0.09)	$(0.25)
Diluted (loss) income per share	$(0.07)	$0.03	$(0.12)	$0.00	$(0.09)	$(0.25)

	For The Nine Months Ended September 30, 2023
	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Sales	$114,125	$81,987	$15,266	$—	$—	$211,378
Cost of sales	(114,779)	(52,873)	(5,285)	(21)	—	(172,958)
Selling, general and administrative expenses	(7,836)	(22,273)	(10,098)	(30)	(9,743)	(49,980)
Other income (expense) net	3,993	(1,838)	(8)	(77)	450	2,520
Operating (loss) income	(4,497)	5,003	(125)	(128)	(9,293)	(9,040)
Recovery of (provision for) income taxes	229	(922)	—	—	424	(269)
(Loss) income from consolidated entities	(4,268)	4,081	(125)	(128)	(8,869)	(9,309)
Less: net (income) loss attributable to non-controlling interests, net of tax	—	(149)	—	—	143	(6)
Net (loss) income	$(4,268)	$3,932	$(125)	$(128)	$(8,726)	$(9,315)
Adjusted EBITDA (2)	$1,110	$13,273	$424	$(128)	$(6,436)	$8,243
Basic (loss) income per share	$(0.04)	$0.04	$(0.00)	$(0.00)	$(0.08)	$(0.08)
Diluted (loss) income per share	$(0.04)	$0.04	$(0.00)	$(0.00)	$(0.08)	$(0.08)

(1)
Reflects impairment to goodwill and intangibles of $11,939 in U.S. Cannabis that was based on recent historical performance, near-term forecasts, and the state of the CBD industry in the United States. See “Critical Accounting Estimates and Judgments” below for more information.
(2)
Adjusted EBITDA is not a recognized earnings measure and does not have a standardized meaning prescribed by GAAP. Therefore, Adjusted EBITDA may not be comparable to similar measures presented by other issuers. Management believes that Adjusted EBITDA is a useful supplemental measure in evaluating the performance of the Company because it excludes non-recurring and other items that do not reflect our business performance. Adjusted EBITDA includes the Company’s 70% interest in Rose LifeScience through March 31, 2024, 80% interest in Rose LifeScience beginning on April 1, 2024, 85% interest in Leli through September 22, 2024, and our 100% interest in Leli beginning on September 23, 2024.

A detailed discussion of our consolidated and segment results can be found in the 10Q MD&A on the Village Farms website under Financial Reports (https://villagefarms.com/financial-reports/) within the Investors section.

Reconciliation of Net Income to Adjusted EBITDA

The following tables reflects a reconciliation of net income to Adjusted EBITDA, as presented by the Company:

	For The Three Months Ended September 30, 2024
(in thousands of U.S. dollars)	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Net income (loss)	$376	$1,168	$(192)	$297	$(2,469)	$(820)
Add:
Amortization	1,348	2,734	50	—	72	4,204
Foreign currency exchange loss (gain)	20	(34)	—	—	(349)	(363)
Interest expense, net	560	149	—	16	(63)	662
Provision for (recovery of) income taxes	27	308	—	—	(241)	94
Provision for income taxes attributable to non-controlling interest	—	(6)	—	—	—	(6)
Share-based compensation	—	12	(17)	—	863	858
Interest expense for NCI's	—	(85)	—	—	—	(85)
Amortization for NCI’s	—	486	—	—	252	738
Foreign currency exchange gain for NCI’s	—	4	—	—	—	4
Share-based compensation for NCI’s	—	16	—	—	—	16
Adjusted EBITDA (2)	$2,331	$4,752	$(159)	$313	$(1,935)	$5,302

	For The Nine Months Ended September 30, 2024
(in thousands of U.S. dollars)	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Net (loss) income	$(7,810)	$3,399	$(13,173)	$338	$(9,975)	$(27,221)
Add:
Amortization	4,029	7,550	154	—	178	11,911
Foreign currency exchange loss (gain)	58	(19)	—	—	715	754
Interest expense, net	1,709	671	—	16	(400)	1,996
Provision for (recovery of) income taxes	23	896	—	—	(245)	674
Provision for income taxes attributable to non-controlling interest	—	(156)	—	—	—	(156)
Share-based compensation	—	52	66	—	3,284	3,402
Interest expense for NCI’s	—	(116)	—	—	—	(116)
Amortization for NCI’s	—	1,285	—	—	785	2,070
Foreign currency exchange gain for NCI’s	—	9	—	—	—	9
Share-based compensation for NCI’s	—	58	—	—	—	58
Other expense, net for NCI’s	—	4	—	—	—	4
Deferred financing fees	—	10	—	—	—	10
Goodwill and intangible asset impairments (1)	—	—	11,939	—	—	11,939
Adjusted EBITDA (2)	$(1,991)	$13,643	$(1,014)	$354	$(5,658)	$5,334

	For The Three Months Ended September 30, 2023
(in thousands of U.S. dollars)	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Net (loss) income	$(951)	$2,863	$79	$(58)	$(3,232)	$(1,299)
Add:
Amortization	1,283	1,795	53	—	64	3,195
Foreign currency exchange loss	66	28	—	1	834	929
Interest expense (income), net	597	326	—	—	(215)	708
Recovery of income taxes	(221)	(1,034)	—	—	(409)	(1,664)
Share-based compensation	—	160	78	—	452	690
Interest expense for NCI’s	—	13	—	—	—	13
Amortization for NCI’s	—	372	—	—	231	603
Foreign currency exchange loss for NCI’s	—	3	—	—	—	3
Share-based compensation for NCI’s	—	39	—	—	—	39
Other expenses for NCI’s	—	(14)	—	—	—	(14)
Deferred financing fees	—	34	—	—	—	34
Other expenses	—	—	11	—	—	11
Adjusted EBITDA (2)	$774	$4,585	$221	$(57)	$(2,275)	$3,248

	For The Nine Months Ended September 30, 2023
(in thousands of U.S. dollars)	VF Fresh (Produce)	Cannabis Canada	Cannabis U.S.	Clean Energy	Corporate	Total
Net (loss) income	$(4,268)	$3,932	$(125)	$(128)	$(8,726)	$(9,315)
Add:
Amortization	3,839	5,078	279	—	188	9,384
Foreign currency exchange loss (gain)	40	(8)	19	—	145	196
Interest expense, net	1,728	1,615	(24)	—	(595)	2,724
(Recovery of) provision for income taxes	(229)	922	—	—	(424)	269
Share-based compensation	—	424	263	—	2,286	2,973
Interest expense for NCI’s	—	47	—	—	—	47
Amortization for NCI’s	—	1,072	—	—	690	1,762
Foreign currency exchange loss for NCI’s	—	5	—	—	—	5
Share-based compensation for NCI’s	—	113	—	—	—	113
Other expenses for NCI’s	—	(29)	—	—	—	(29)
Deferred financing fees	—	102	—	—	—	102
Other expense, net	—	—	12	—	—	12
Adjusted EBITDA (2)	$1,110	$13,273	$424	$(128)	$(6,436)	$8,243

(1)
Reflects impairment to goodwill and intangibles of $11,939 in U.S. Cannabis that was based on recent historical performance, near-term forecasts, and the state of the CBD industry in the United States. See “Critical Accounting Estimates and Judgments” below for more information.
(2)
Adjusted EBITDA is not a recognized earnings measure and does not have a standardized meaning prescribed by GAAP. Therefore, Adjusted EBITDA presented for these segments may not be comparable to similar measures presented by other issuers. Management believes that Adjusted EBITDA is a useful supplemental measure in evaluating the performance of the Company because it excludes non-recurring and other items that do not reflect the underlying business performance of the Company.

This press release is intended to be read in conjunction with the Company’s Consolidated Financial Statements ("Financial Statements”) and MD&A for the three and nine months ended September 30, 2024 in the Company Form 10-Q, which will be filed on (www.sec.gov/edgar.shtml) and SEDAR (www.sedar.com) and will be available at www.villagefarms.com.

Conference Call

Village Farms’ management team will host a conference call to discuss its third quarter financial results today, Thursday, November 7, 2024, at 8:30 a.m. ET. Participants can access the conference call via a webcast at Village Farms Third Quarter 2024 Conference Call Webcast or on the company website at Village Farms - Events. Participants wanting to access the conference call by telephone must register in advance at Village Farms Third Quarter 2024 Conference Call Registration to receive telephone dial-in information.

The live question and answer session will be limited to analysts; however, others are invited to submit questions ahead of the conference call via email at investorrelations@villagefarms.com. Management will address questions received via email during the question-and-answer session as time permits.

Conference Call Archive Access Information

For those unable to participate in the conference call at the scheduled time, it will be archived for replay beginning approximately one hour following completion of the call on Village Farms’ web site at http://villagefarms.com/investor-relations/investor-calls.

About Village Farms International

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods. The Company has a strong foundation as the leading and longest-tenured leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada and is capitalizing on new high-growth opportunities in the cannabis and CBD categories in North America, the Netherlands and selected markets internationally.

In Canada, the Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 80% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to a growing list of international markets including Germany, the United Kingdom, Israel, and Australia. The Company is expanding its international presence with additional export contracts to new countries and customers in the Asia-Pacific and European regions, as well as select strategic investments in operating assets. In Europe, wholly-owned Leli Holland has one of 10 licences to grow and distribute recreational cannabis products.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates clean energy from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated. This partnership reduces Vancouver’s greenhouse gas emissions by 475,000 metric tons of CO2 per year, equivalent to removing more than 100,000 vehicles off the road or the energy use equivalent of powering 51,300 homes for one year.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Corp. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Sam Gibbons

Senior Vice President, Corporate Affairs

Phone: (407) 936-1190 ext. 328

Email: sgibbons@villagefarms.com

Lawrence Chamberlain

LodeRock Advisors

Phone: (416) 519-4196

Email: lawrence.chamberlain@loderockadvisors.com

Village Farms International, Inc.

Consolidated Statements of Financial Position

(In thousands of United States dollars, except share data)

(Unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$28,696	$30,291
Restricted cash	—	5,000
Trade receivables	33,185	30,561
Inventories	60,022	78,472
Income tax receivable	8	—
Other receivables	937	294
Prepaid expenses and deposits	5,218	7,150
Total current assets	128,066	151,768
Non-current assets
Property, plant and equipment	200,271	205,613
Investments	2,656	2,656
Goodwill	44,996	55,918
Intangibles	27,494	32,275
Deferred tax asset	1,201	1,201
Right-of-use assets	10,978	12,596
Other assets	2,186	1,962
Total assets	$417,848	$463,989
LIABILITIES
Current liabilities
Line of credit	$4,000	$4,000
Trade payables	18,428	21,753
Current maturities of long-term debt	8,649	9,133
Accrued sales taxes	13,334	15,941
Accrued loyalty program	1,624	1,773
Accrued liabilities	12,407	15,076
Lease liabilities - current	2,489	2,112
Income tax payable	—	28
Other current liabilities	1,694	2,340
Total current liabilities	62,625	72,156
Non-current liabilities
Long-term debt	34,604	38,925
Deferred tax liability	23,954	23,730
Lease liabilities - non-current	9,453	11,335
Other liabilities	2,254	1,902
Total liabilities	132,890	148,048
MEZZANINE EQUITY
Redeemable non-controlling interest	10,608	15,667
SHAREHOLDERS’ EQUITY
Common stock, no par value per share - unlimited shares authorized; 112,337,049 shares issued and outstanding at September 30, 2024 and 110,248,929 shares issued and outstanding at December 31, 2023.	387,349	386,719
Additional paid in capital	30,338	25,611
Accumulated other comprehensive loss	(6,951)	(3,540)
Retained earnings	(136,386)	(109,165)
Total Village Farms International, Inc. shareholders’ equity	274,350	299,625
Non-controlling interest	—	649
Total shareholders’ equity	274,350	300,274
Total liabilities, mezzanine equity and shareholders’ equity	$417,848	$463,989

Village Farms International, Inc.

Consolidated Statements of Operations and Comprehensive Income (Loss)

(In thousands of United States dollars, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Sales	$83,368	$69,510	$253,627	$211,378
Cost of sales	(67,660)	(54,889)	(213,158)	(172,958)
Gross profit	15,708	14,621	40,469	38,420
Selling, general and administrative expenses	(16,540)	(15,822)	(52,593)	(49,980)
Interest expense	(784)	(988)	(2,606)	(3,532)
Interest income	229	262	757	741
Foreign exchange gain (loss)	352	(971)	(929)	(302)
Other income (loss)	379	(19)	528	5,613
Goodwill and intangible asset impairments	—	—	(11,939)	—
Loss before taxes	(656)	(2,917)	(26,313)	(9,040)
(Provision for) recovery of income taxes	(94)	1,664	(674)	(269)
Loss including non-controlling interests	(750)	(1,253)	(26,987)	(9,309)
Less: net income attributable to non-controlling interests, net of tax	(70)	(46)	(234)	(6)
Net loss attributable to Village Farms International, Inc. shareholders	$(820)	$(1,299)	$(27,221)	$(9,315)
Basic loss per share attributable to Village Farms International, Inc. shareholders	$(0.01)	$(0.01)	$(0.25)	$(0.09)
Diluted loss per share attributable to Village Farms International, Inc. shareholders	$(0.01)	$(0.01)	$(0.25)	$(0.09)
Weighted average number of common shares used in the computation of net loss per share (in thousands):
Basic	111,917	110,239	111,045	108,214
Diluted	111,917	110,239	111,045	108,214
Loss including non-controlling interests	$(750)	$(1,253)	$(26,987)	$(9,309)
Other comprehensive income (loss):
Foreign currency translation adjustment	2,595	(5,986)	(3,655)	(899)
Comprehensive gain (loss) including non-controlling interests	1,845	(7,239)	(30,642)	(10,208)
Comprehensive (income) loss attributable to non-controlling interests	(222)	353	10	(50)
Comprehensive gain (loss) attributable to Village Farms International, Inc. shareholders	$1,623	$(6,886)	$(30,632)	$(10,258)

Village Farms International, Inc.

Consolidated Statements of Cash Flows

(In thousands of United States dollars)

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows provided by (used in) operating activities:
Net loss attributable to Village Farms International, Inc. shareholders	$(27,221)	$(9,315)
Adjustments to reconcile net loss attributable to Village Farms International, Inc. shareholders to net cash provided by (used in) operating activities:
Depreciation and amortization	14,507	11,726
Amortization of deferred charges	10	102
Net income attributable to non-controlling interest	234	6
Interest expense	2,606	3,532
Interest paid on long-term debt	(3,128)	(3,645)
Unrealized foreign exchange loss	143	92
Goodwill and intangible asset impairments	11,939	—
Non-cash lease expense	1,684	1,615
Share-based compensation	3,476	3,135
Deferred income taxes	384	1,748
Changes in non-cash working capital items	5,302	(2,191)
Net cash provided by operating activities	9,936	6,805
Cash flows (used in) provided by investing activities:
Purchases of property, plant and equipment	(8,147)	(4,358)
Purchases of intangibles	(80)	—
Repayment of note receivable	—	835
Net cash used in investing activities	(8,227)	(3,523)
Cash flows (used in) provided by financing activities:
Repayments on borrowings	(4,301)	(7,858)
Purchase of Non-controlling interest	(3,817)	—
Proceeds from issuance of common stock and warrants	—	24,772
Issuance costs	—	(1,437)
Proceeds from exercise of stock options	—	83
Net cash (used in) provided by financing activities	(8,118)	15,560
Effect of exchange rate changes on cash and cash equivalents	(186)	(35)
Net (decrease) increase in cash, cash equivalents and restricted cash	(6,595)	18,807
Cash, cash equivalents and restricted cash, beginning of period	35,291	21,676
Cash, cash equivalents and restricted cash, end of period	$28,696	$40,483